November 27th, 2009

Abby Incorporated.

500 Country Hills Blvd NE #138

Calgary, Alberta

Canada T3K 5K3

Attn:

Mr. Don Thompson

Dear Sir,

RE:

Consent Letter to Disclose Information on The Petchabun Cogeneration Project

I Brian M Wilkinson do hereby give my consent to use excerpts from the report titled “Petchabun Cogeneration Project” dated November 25th, 2009 and to use my name as an expert under the heading “Interests of Named Experts and Council” and throughout and in the registration statement of Abby Incorporated.

Yours truly,

Brian M. Wilkinson, P.Eng.

701, 1177 - 11th Avenue SW

Calgary, AB

T2R 1K9

bmw@mitchellorg.com

cc:

File

File:

Consent-Letter_01.doc